SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


                     Date of Report:  February 14, 1994


                        READING & BATES CORPORATION
          (Exact name of registrant as specified in its charter)


        Delaware                  1-5587                 73-0642271
    (State or other             (Commission           (I.R.S. Employer
     jurisdiction of           File Number)          Identification No.)
     incorporation)

             901 Threadneedle, Suite 200, Houston, TX   77079
           (Address of principal executive offices)   (Zip Code)


    Registrant's telephone number, including area code  (713) 496-5000

Item 7. Financial Statements and Exhibits

       (c)  Exhibits

             Exhibit 99 - Supplement Number 1 to Prospectus dated 10-20-93

                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                    READING & BATES CORPORATION



                                    By  /s/T. W. Nagle
                                    T. W. Nagle
                                    Vice President & Chief Financial Officer

Dated:  February 14, 1994